UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: March 2, 2022

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State of other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2727 N 3rd Street, Suite 201, Phoenix AZ 85004 (Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;

Shane Evans – Appointment

The biography for Ms. Evans is below:

On March 1, 2022, the Board appointed Ms. Shane Evans as an independent member of the Company’s Board of Directors.

Ms. Evans, 52, brings a diverse perspective to the boardroom combining her involvement in the health and wellness industry with her entrepreneurship, strategic growth, and franchising history to deliver thoughtful questions and insights that help drive informed decisions. As a C-level executive, founder, and entrepreneur with more than 20 years of business experience, she spearheaded the growth of Massage Heights from infancy to more than 120 retreats throughout North America. Ms. Evans is also the Co-owner of several Massage Heights retail locations; Co-owner of the supply chain, Summit Franchise Supply, LLC; Co-owner of The Gents Place, an ultra-premium men's grooming franchise brand; and is on the Board of Directors of the Massage Heights Family Fund, a 501c3 crisis fund for team members in need. She has also been a dedicated member of the Young Presidents Organization (YPO) alongside Bowden since 2015, serves on the International Franchise Association’s (IFA) Franchise Relations Committee and is an active member of the Franchisor Forum.

Family Relationships

Ms. Evans is not related to any Officer or Director of the Company.

Related Party Transactions

There are no related party transactions reportable under Item 5.02 of Form 8-K and Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

Attached hereto as Exhibit 99.1 is a press release we issued on March 2, 2022, announcing the appointment of Shane Evans to the Company’s Board of Directors.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued by Item 9 Labs Corp. on March 2, 2022, announcing the appointment of Shane Evans to the Company’s Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: March 2, 2022	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer